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                                                 UNITED STATES
                                      SECURITIES AND EXCHANGE COMMISSION
                                            Washington, D.C. 20549


                                             ____________________


                                                   FORM 8-K


                                                CURRENT REPORT
                                    Pursuant to Section 13 or 15(d) of the
                                        Securities Exchange Act of 1934


                 Date of Report (Date of Earliest Event Reported) November 1, 2005


                                            PLAYLOGIC ENTERTAINMENT, INC.
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                             (Name of Small Business Issuer as specified in its charter)

                    Delaware                                 0-49649                           23-3083371
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(State or other jurisdiction of incorporation        (Commission File             (I.R.S. Employer Identification
or organization)                                     Number)                      Number)

                              Concertgebouwplein 13, 1071 ll Amsterdam, The Netherlands
-----------------------------------------------------------------------------------------------------------------------
                                (Address of principal executive offices and zip code)


                   Registrant's telephone number, including area code: (011) 31-20-676-0304

     Check the  appropriate box below if the Form 8-K filing is intended to  simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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     Item 5.02.  Departure  of  Directors  or  Principal  Officers;  Election of
Directors; Appointment of Principal Officers.

     On November 1, 2005, George Calhoun was appointed to fill one of the two vacancies on the Board of Directors of Playlogic Entertainment, Inc (the "Company") by the Board of Directors in accordance with the Company's By-Laws. Mr. Calhoun was also named to the Company's Audit Committee.

     Mr. Calhoun, 53, is currently serving on the faculty of the Howe School of Technology Management at the Stevens Institute of Technology in Hoboken, New Jersey. He was Chairman and CEO of Illinois Superconductor Corporation from 1999 until 2002. He has more than 25 years of experience in high-tech wireless systems development, beginning in 1980 as the co-founder of InterDigital Communications Corporation, where he participated in the development of the first commercial application of digital TDMA radio technology, and introduced the first wireless local loop system to the North American telecommunications industry. Dr. Calhoun holds a Ph.D. in Systems Science from the Wharton School at the University of Pennsylvania, as well as a B.A. from the same university.

     A copy of the press release announcing the appointment of Mr. Calhoun is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     Item 9.01(c). Financial Statements and Exhibits.

     99.1 Press Release of Playlogic Entertainment, Inc. dated November 7, 2005.



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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                   PLAYLOGIC ENTERTAINMENT, INC.



                   By:      /s/ Willem M. Smit
                            Name: Willem M. Smit
                            Title: President and Chief Executive Officer




Date: November 7, 2005

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